                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT



                                                                                   Settlement Date                      9/30/01
                                                                                   Determination Date                  10/10/01
                                                                                   Distribution Date                   10/15/01



I.     All Payments on the Contracts                                                                                  7,603,108.80
II.    All Liquidation Proceeds on the Contracts with respect to Principal                                              150,506.47
III.   Repurchased Contracts                                                                                                  0.00
IV.    Investment Earnings on Collection Account                                                                              0.00
V.     Servicer Monthly Advances                                                                                        211,476.45
VI.    Distribution from the Reserve Account                                                                                  0.00
VII.   Deposits from the Pay-Ahead Account (including Investment Earnings)                                               77,193.98
VIII.  Transfers to the Pay-Ahead Account                                                                               (85,204.10)

IX.    Less:  Investment Earnings distributions                                                                               0.00
       (a)  To Sellers with respect to the Collection Account                                                                 0.00
       (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                         $7,957,081.60
                                                                                                               ====================

DISTRIBUTION AMOUNTS                                                   Cost per $1000
--------------------------------------------                       -----------------------
1.   (a)  Class A-1 Note Interest Distribution                                                           0.00
     (b)  Class A-1 Note Principal Distribution                                                          0.00
          Aggregate Class A-1 Note Distribution                          0.00000000                                           0.00

2.   (a)  Class A-2 Note Interest Distribution                                                           0.00
     (b)  Class A-2 Note Principal Distribution                                                          0.00
          Aggregate Class A-2 Note Distribution                          0.00000000                                           0.00

3.   (a)  Class A-3 Note Interest Distribution                                                           0.00
     (b)  Class A-3 Note Principal Distribution                                                          0.00
          Aggregate Class A-3 Note Distribution                          0.00000000                                           0.00

4.   (a)  Class A-4 Note Interest Distribution                                                           0.00
     (b)  Class A-4 Note Principal Distribution                                                          0.00
          Aggregate Class A-4 Note Distribution                          0.00000000                                           0.00

5.   (a)  Class A-5 Note Interest Distribution                                                           0.00
     (b)  Class A-5 Note Principal Distribution                                                          0.00
          Aggregate Class A-5 Note Distribution                          0.00000000                                           0.00

6.   (a)  Class A-6 Note Interest Distribution                                                           0.00
     (b)  Class A-6 Note Principal Distribution                                                          0.00
          Aggregate Class A-6 Note Distribution                          0.00000000                                           0.00

7.   (a)  Class A-7 Note Interest Distribution                                                           0.00
     (b)  Class A-7 Note Principal Distribution                                                          0.00
          Aggregate Class A-7 Note Distribution                          0.00000000                                           0.00

8.   (a)  Class A-8 Note Interest Distribution                                                     372,909.27
     (b)  Class A-8 Note Principal Distribution                                                  6,273,890.70
          Aggregate Class A-8 Note Distribution                         78.19764671                                   6,646,799.97

9.   (a)  Class A-9 Note Interest Distribution                                                     321,266.67
     (b)  Class A-9 Note Principal Distribution                                                          0.00
          Aggregate Class A-9 Note Distribution                          5.26666667                                     321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                     345,041.67
    (b)  Class A-10 Note Principal Distribution                                                          0.00
          Aggregate Class A-10 Note Distribution                         5.30833333                                     345,041.67

11. (a)  Class B Certificate Interest Distribution                                                 244,679.31
    (b)  Class B Certificate Principal Distribution                                                      0.00
         Aggregate Class B Certificate Distribution                      5.45000000                                     244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                          101,134.88
       (b)  Reimbursement of prior Monthly Advances                                                210,950.90
               Total Servicer Payment                                                                                   312,085.78

13.  Deposits to the Reserve Account                                                                                     87,208.21

Total Distribution Amount                                                                                            $7,957,081.60
                                                                                                               ====================

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                               11,188.81
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                    76,019.40
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                           3,168.30
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)               21,526.15
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                   $111,902.66
                                                                                                               ====================


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                       0.00
        (b) Class A-2 Notes    @            5.852%                                                       0.00
        (c) Class A-3 Notes    @            5.919%                                                       0.00
        (d) Class A-4 Notes    @            6.020%                                                       0.00
        (e) Class A-5 Notes    @            6.050%                                                       0.00
        (f) Class A-6 Notes    @            6.130%                                                       0.00
        (g) Class A-7 Notes    @            6.140%                                                       0.00
        (h) Class A-8 Notes    @            6.230%                                                 372,909.27
        (i) Class A-9 Notes    @            6.320%                                                 321,266.67
        (j) Class A-10 Notes   @            6.370%                                                 345,041.67
                     Aggregate Interest on Notes                                                                      1,039,217.60
        (k) Class B Certificates @          6.540%                                                                      244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                              0.00
        (b) Class A-2 Notes                                                                              0.00
        (c) Class A-3 Notes                                                                              0.00
        (d) Class A-4 Notes                                                                              0.00
        (e) Class A-5 Notes                                                                              0.00
        (f) Class A-6 Notes                                                                              0.00
        (g) Class A-7 Notes                                                                              0.00
        (h) Class A-8 Notes                                                                              0.00
        (i) Class A-9 Notes                                                                              0.00
        (j) Class A-10 Notes                                                                             0.00
        (k) Class B Certificates                                                                         0.00

3.   Total Distribution of Interest                                    Cost per $1000
                                                                   -----------------------
        (a) Class A-1 Notes                                              0.00000000                      0.00
        (b) Class A-2 Notes                                              0.00000000                      0.00
        (c) Class A-3 Notes                                              0.00000000                      0.00
        (d) Class A-4 Notes                                              0.00000000                      0.00
        (e) Class A-5 Notes                                              0.00000000                      0.00
        (f) Class A-6 Notes                                              0.00000000                      0.00
        (g) Class A-7 Notes                                              0.00000000                      0.00
        (h) Class A-8 Notes                                              4.38716788                372,909.27
        (i) Class A-9 Notes                                              5.26666667                321,266.67
        (j) Class A-10 Notes                                             5.30833333                345,041.67
                     Total Aggregate Interest on Notes                                                                1,039,217.60
        (k) Class B Certificates                                         5.45000000                                     244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                      No. of Contracts
                                                                   -----------------------
1.   Amount of Stated Principal Collected                                                        2,483,611.08
2.   Amount of Principal Prepayment Collected                               188                  3,332,271.33
3.   Amount of Liquidated Contract                                           11                    458,008.29
4.   Amount of Repurchased Contract                                           0                          0.00

       Total Formula Principal Distribution Amount                                                                    6,273,890.70

5.   Principal Balance before giving effect to Principal Distribution                              Pool Factor
                                                                                                   -----------
        (a) Class A-1 Notes                                                                         0.0000000                 0.00
        (b) Class A-2 Notes                                                                         0.0000000                 0.00
        (c) Class A-3 Notes                                                                         0.0000000                 0.00
        (d) Class A-4 Notes                                                                         0.0000000                 0.00

        (e) Class A-5 Notes                                                                         0.0000000                 0.00
        (f) Class A-6 Notes                                                                         0.0000000                 0.00
        (g) Class A-7 Notes                                                                         0.0000000                 0.00
        (h) Class A-8 Notes                                                                         0.8450404        71,828,430.81
        (i) Class A-9 Notes                                                                         1.0000000        61,000,000.00
        (j) Class A-10 Notes                                                                        1.0000000        65,000,000.00
        (k) Class B Certificates                                                                    1.0000000        44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7.   Principal Distribution                                            Cost per $1000
                                                                   -----------------------
        (a) Class A-1 Notes                                              0.00000000                                           0.00
        (b) Class A-2 Notes                                              0.00000000                                           0.00
        (c) Class A-3 Notes                                              0.00000000                                           0.00
        (d) Class A-4 Notes                                              0.00000000                                           0.00
        (e) Class A-5 Notes                                              0.00000000                                           0.00
        (f) Class A-6 Notes                                              0.00000000                                           0.00
        (g) Class A-7 Notes                                              0.00000000                                           0.00
        (h) Class A-8 Notes                                             73.81047882                                   6,273,890.70
        (i) Class A-9 Notes                                              0.00000000                                           0.00
        (j) Class A-10 Notes                                             0.00000000                                           0.00
        (k) Class B Certificates                                         0.00000000                                           0.00

8.   Principal Balance after giving effect to Principal Distribution                               Pool Factor
                                                                                                   -----------
        (a) Class A-1 Notes                                                                         0.0000000                 0.00
        (b) Class A-2 Notes                                                                         0.0000000                 0.00
        (c) Class A-3 Notes                                                                         0.0000000                 0.00
        (d) Class A-4 Notes                                                                         0.0000000                 0.00
        (e) Class A-5 Notes                                                                         0.0000000                 0.00
        (f) Class A-6 Notes                                                                         0.0000000                 0.00
        (g) Class A-7 Notes                                                                         0.0000000                 0.00
        (h) Class A-8 Notes                                                                         0.7712299        65,554,540.11
        (i) Class A-9 Notes                                                                         1.0000000        61,000,000.00
        (j) Class A-10 Notes                                                                        1.0000000        65,000,000.00
        (k) Class B Certificates                                                                    1.0000000        44,895,285.54



                 POOL DATA
--------------------------------------------                                                           Aggregate
                                                                               No. of Contracts    Principal Balance
                                                                               ----------------    -----------------
1.   Pool Stated Principal Balance as of                   9/30/01                  9,412           236,449,825.65

2.   Delinquency Information                                                                                            % Delinquent
                                                                                                                        ------------
              (a) 31-59 Days                                                           80             1,851,725.27          0.783%
              (b) 60-89 Days                                                           41               836,008.50          0.354%
              (c) 90-119 Days                                                          19               553,823.62          0.234%
              (d) 120 Days +                                                           74             2,144,772.40          0.907%


3.   Contracts Repossessed during the Due Period                                       12               448,482.68

4.   Current Repossession Inventory                                                    41             1,451,202.49

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                      11               458,008.29
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                      150,506.47
                                                                                                   ----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   307,501.82

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    2,758,595.68

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)               982                             15,010,087.45

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.183%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               89.175


             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                                                                2.095%
    (b)  Delinquency Percentage Trigger in effect ?                                                                            YES

2.  (a)  Average Net Loss Ratio                                                                        0.069%
    (b)  Net Loss Ratio Trigger in effect ?                                                                                     NO
    (c)  Net Loss Ratio (using ending Pool Balance)                                                    0.139%

3.  (a)  Servicer Replacement Percentage                                                               0.090%
    (b)  Servicer Replacement Trigger in effect ?                                                                               NO


               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                             101,134.88

2.   Servicer Advances                                                                                                  211,476.45

3.   (a)  Opening Balance of the Reserve Account                                                                      8,973,952.86
     (b)  Deposits to the Reserve Account                                                           87,208.21
     (c)  Investment Earnings in the Reserve Account                                                24,694.45
     (d)  Distribution from the Reserve Account                                                   (111,902.66)
     (e)  Ending Balance of the Reserve Account                                                                       8,973,952.86

4.   Specified Reserve Account Balance                                                                                8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                      248,597.87
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                             85,204.10
     (c)  Investment Earnings in the Pay-Ahead Account                                                   0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                           (77,193.98)
     (e)  Ending Balance in the Pay-Ahead Account                                                                       256,607.99
